Exhibit 99.1
RUSH STREET INTERACTIVE ANNOUNCES SECOND QUARTER 2022 RESULTS
- Second Quarter Revenue of $144 Million, up 17% Year-over-Year -
- Tightens Full Year 2022 Revenue Guidance to between $600 and $630 Million -

CHICAGO – August 4, 2022 – Rush Street Interactive, Inc. (NYSE: RSI) (“RSI”), a leading online casino and sports betting company in the United States and the rest of the Americas, today announced financial results for the second quarter ended June 30, 2022.
Second Quarter 2022 Financial Highlights
•Revenue was $143.7 million during the second quarter of 2022, an increase of 17%, compared to $122.8 million during the second quarter of 2021.
•Net loss was $28.3 million during the second quarter of 2022, compared to a net loss of $14.0 million during the second quarter of 2021.
•Adjusted EBITDA1 was a loss of $18.6 million during the second quarter of 2022, compared to an Adjusted EBITDA loss of $6.6 million during the second quarter of 2021.
•Adjusted advertising and promotions expense1 was $44.2 million during the second quarter of 2022, an increase of 20% compared to $36.9 million during the second quarter of 2021.
•Real-Money Monthly Active Users (“MAUs”) in the United States and Canada for the second quarter of 2022 grew 35% year-over-year to 133,000 with average revenue per MAU (“ARPMAU”) of $325 during the second quarter of 2022, up 23% sequentially.
•As of June 30, 2022, unrestricted cash and cash equivalents on the balance sheet were $202 million with no debt outstanding.
Richard Schwartz, Chief Executive Officer of RSI, said, “We made further progress towards our profitability goals with a sixth market turning positive during the quarter, adding to the five markets that also showed sequential profitability improvements in the second quarter.
We significantly expanded our international reach with the recent launches in Ontario and Mexico, both large population markets where online casino is legal, playing to our strength. We have seen our handle and revenue in Ontario steadily grow since launching at the beginning of the second quarter and remain excited about our recent launch in Mexico and the start of our upcoming marketing campaigns in that market.
Looking forward, we are confident heading into the back half of the year and what it holds for RSI, as many of our recently launched markets will be entering their first full football and soccer seasons.
With our continued growth in both the United States and international markets, we are well-positioned to achieve our goal of Adjusted EBITDA profitability for the second half of 2023.”
Updating 2022 Revenue Guidance
RSI expects revenues for the full year ending December 31, 2022 to be between $600 million and $630 million. At the midpoint of the range, revenue of $615 million represents 26% year-over-year growth when compared to $488 million of revenues for 2021.
1 This is a non-GAAP financial measure. Please see “Non-GAAP Financial Measures” for more information about this non-GAAP financial measure and “Reconciliations of GAAP to Non-GAAP Financial Measures” for a reconciliation of the most comparable measure calculated in accordance with GAAP to this non-GAAP financial measure.

Recent Business Highlights
•Launched online casino and online sportsbook in Mexico through exclusive partnership with Mexican media conglomerate Grupo Multimedios, further expanding presence in Latin America.
•Launched online casino and online sportsbook in Ontario.
•Added online sportsbook to existing online casino offering in West Virginia.
•Expanded content production and creation capabilities with the acquisition of Poker Night in America.
•Enhanced responsible gaming program by being first in U.S. to deploy Neccton’s player protection software.
•Expanded casino offering by being first to launch live dealer in West Virginia and both Inspired and High 5 casino games in Pennsylvania.
Earnings Conference Call and Webcast Details
RSI will host a conference call and audio webcast today at 5:00 p.m. Eastern Time (4:00 p.m. Central Time), during which management will discuss second quarter results and provide commentary on business performance and its current outlook for 2022. A question-and-answer session will follow the prepared remarks.

The conference call may be accessed by dialing 1-866-306-3663 for domestic callers or 1-973-528-0142 for international callers. The conference call access code is 306159

A live audio webcast of the earnings conference call may be accessed on RSI’s website at ir.rushstreetinteractive.com, along with a copy of this press release and an investor slide presentation. The audio webcast and investor slide presentation will be available on RSI’s investor relations website until at least September 4, 2022.
About Rush Street Interactive
RSI is a trusted online gaming and sports entertainment company focused on markets in the United States, Canada and Latin America. Through its brands, BetRivers, PlaySugarHouse and RushBet, RSI was an early entrant in many regulated jurisdictions. It currently offers real-money mobile and online operations in thirteen U.S. states: Pennsylvania, Illinois, New Jersey, New York, Connecticut, Michigan, Indiana, Virginia, Colorado, Iowa, West Virginia, Arizona and Louisiana, as well as in the regulated international markets of Ontario, Canada, Colombia and Mexico. RSI offers, through its proprietary online gaming platform, some of the most popular online casino games and sports betting options in the United States. Founded in 2012 in Chicago by gaming industry veterans, RSI was named the 2022 EGR North America Awards Operator of the Year, Customer Services Operator of the Year and Social Gaming Operator of the Year, and the 2021 SBC Latinoamérica Awards Sportsbook Operator of the Year. RSI was the first U.S.-based online casino and sports betting operator to achieve RG Check iGaming Accreditation from the Responsible Gaming Council. For more information, visit www.rushstreetinteractive.com.
Non-GAAP Financial Measures
In addition to providing financial measurements based on accounting principles generally accepted in the United States (“GAAP”), this press release includes certain financial measures that are not prepared in accordance with GAAP, including Adjusted EBITDA, Adjusted Operating Costs and Expenses, Adjusted Net Loss Per Share, Adjusted Net Loss and Adjusted Weighted Average Common Shares Outstanding, each of which is a non-GAAP performance measure that RSI uses to supplement its results presented in accordance with GAAP. A reconciliation of each such non-GAAP financial measure to the most directly comparable GAAP financial measure can be found below. RSI believes that presentation of these non-GAAP financial measures provides useful information to investors regarding RSI’s results of operations and operating performance, as they are similar to measures reported by its public competitors and are regularly used by securities analysts, institutional investors and other interested parties in analyzing operating performance and prospects. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for any GAAP financial measures and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry.

RSI defines Adjusted EBITDA as net income (loss) before interest, income taxes, depreciation and amortization, share-based compensation, adjustments for certain one-time or non-recurring items and other adjustments. Adjusted EBITDA excludes certain expenses that are required in accordance with GAAP because certain expenses are either non-cash (i.e., depreciation and amortization, and share-based compensation) or are not related to our underlying business performance (i.e., interest income or expense).

RSI defines Adjusted Operating Costs and Expenses as RSI’s GAAP operating costs and expenses adjusted to exclude the impacts of share-based compensation, certain one-time or non-recurring items and other adjustments. Adjusted Operating Costs and Expenses excludes certain expenses that are required in accordance with GAAP because certain expenses are either non-cash (i.e., share-based compensation) or are not related to our underlying business performance.

RSI defines Adjusted Net Loss Per Share as Adjusted Net Loss divided by Adjusted Weighted Average Common Shares Outstanding. Adjusted Net Loss is defined as net loss attributable to Rush Street Interactive, Inc. as used in the diluted net loss per share calculation, adjusted for the reallocation of net loss attributable to non-controlling interests, share-based compensation, certain one-time or non-recurring items and other adjustments. Adjusted Weighted Average Common Shares Outstanding is defined as the weighted average number of common shares outstanding as used in the diluted net loss per share calculation, adjusted for the assumed conversion of the non-controlling interest’s Rush Street Interactive, LP Class A units to Class A common stock of RSI on a one-to-one-basis.

RSI includes these non-GAAP financial measures because management uses them to evaluate RSI’s core operating performance and trends and to make strategic decisions regarding the allocation of capital and new investments. Management believes that these non-GAAP financial measures provide investors with useful information on RSI’s past financial and operating performance, enable comparison of financial results from period-to-period where certain items may vary independent of business performance, and allow for greater transparency with respect to metrics used by RSI’s management in operating our business. Management also believes these non-GAAP financial measures are useful in evaluating our operating performance compared to that of other companies in our industry, as these metrics generally eliminate the effects of certain items that may vary from company to company for reasons unrelated to overall operating performance.
Key Metrics
RSI provides certain key metrics, including MAUs and ARPMAU, in this press release. RSI defines MAUs as the number of unique users per month who have placed at least one real-money bet across one or more of our online casino or online sports betting offerings, and it defines ARPMAU as average revenue for the applicable period divided by the average MAUs for the same period.

The numbers RSI uses to calculate MAUs and ARPMAU are based on internal RSI data. While these numbers are based on what RSI believes to be reasonable judgments and estimates of its customer base for the applicable period of measurement, there are inherent challenges in measuring usage and engagement with respect to RSI’s online offerings across its customer base. Such challenges and limitations may also affect RSI’s understanding of certain details of its business. In addition, RSI’s key metrics and related estimates, including the definitions and calculations of the same, may differ from estimates published by third parties or from similarly-titled metrics of its competitors due to differences in operations, offerings, methodology and access to information. RSI regularly reviews, and may adjust its processes for calculating, its internal metrics to improve their accuracy.
Forward-Looking Statements
This press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. RSI's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, statements regarding guidance (which are based on the same assumptions used for RSI’s 2022 guidance, including no impact from any new market launches after August 4, 2022), RSI’s future results of operations or financial condition, RSI’s strategic plans and focus, anticipated launches of RSI’s current or new offerings in existing or future jurisdictions, player growth and engagement, product initiatives and the objectives of management for future operations. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside RSI's control and are difficult to predict. Factors that may cause such differences include, without limitation: changes in applicable laws or regulations; RSI’s ability to manage growth; RSI’s ability to execute its business plan, meet its projections and obtain relevant market access and/or gaming licenses; unanticipated product or service delays; general economic and market conditions impacting the demand for RSI’s products and services; economic and market conditions in the gaming, entertainment and leisure industry in the markets in which RSI operates; the potential adverse effects of the COVID-19 pandemic on capital markets, general economic conditions, inflation rates, unemployment and RSI’s liquidity, operations and personnel; and other risks and uncertainties indicated from time to time in RSI's filings with the SEC. RSI cautions that the foregoing list of factors is not exclusive. RSI cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. RSI does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

Media Contact:
Lisa Johnson
(609) 788-8548
lisa@lisajohnsoncommunications.com
Investor Contact:
ir@rushstreetinteractive.com

Rush Street Interactive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited and in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenue	$143,736	$122,800	$278,674	$234,620

Operating costs and expenses
Costs of revenue	104,882	84,760	204,740	164,447
Advertising and promotions	44,742	37,543	111,591	79,759
General administration and other	16,610	11,768	32,150	28,332
Depreciation and amortization	3,290	914	6,027	1,588
Total operating costs and expenses	169,524	134,985	354,508	274,126
Loss from operations	(25,788)	(12,185)	(75,834)	(39,506)

Other income (expenses)
Interest expense, net	(223)	(17)	(445)	(30)
Change in fair value of warrant liabilities	—	—	—	41,802
Change in fair value of earnout interests liability	—	—	—	(13,740)
Total other income (expenses)	(223)	(17)	(445)	28,032
Loss before income taxes	(26,011)	(12,202)	(76,279)	(11,474)

Income tax expense	2,335	1,752	4,337	2,556
Net Loss	$(28,346)	$(13,954)	$(80,616)	$(14,030)

Net loss attributable to non-controlling interests	(20,014)	(10,187)	(57,587)	(10,246)
Net loss attributable to Rush Street Interactive, Inc.	$(8,332)	$(3,767)	$(23,029)	$(3,784)

Net loss per common share attributable to Rush Street Interactive, Inc. – basic	$(0.13)	$(0.06)	$(0.37)	$(0.07)
Weighted average common shares outstanding – basic	63,976,146	59,163,547	62,889,746	53,093,129

Net loss per common share attributable to Rush Street Interactive, Inc. – diluted	$(0.13)	$(0.06)	$(0.37)	$(0.24)
Weighted average common shares outstanding – diluted	63,976,146	59,163,547	62,889,746	55,452,029

Rush Street Interactive, Inc.
Condensed Consolidated Statements of Comprehensive Loss

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net loss	$(28,346)	$(13,954)	$(80,616)	$(14,030)

Other comprehensive loss
Foreign currency translation adjustment	(1,923)	(268)	(409)	(892)
Comprehensive loss	$(30,269)	$(14,222)	$(81,025)	$(14,922)

Comprehensive loss attributable to non-controlling interests	(21,378)	(10,383)	(57,863)	(10,923)
Comprehensive loss attributable to Rush Street Interactive, Inc.	$(8,891)	$(3,839)	$(23,162)	$(3,999)

Rush Street Interactive, Inc.
Reconciliations of GAAP to Non-GAAP Financial Measures
(Unaudited and in thousands)

Adjusted EBITDA:

	Three Months Ended June 30,		Six Months Ended June 30,
($ in thousands)	2022	2021	2022	2021
Net loss	$(28,346)	$(13,954)	$(80,616)	$(14,030)

Interest expense, net	223	17	445	30
Income tax expense	2,335	1,752	4,337	2,556
Depreciation and amortization	3,290	914	6,027	1,588
Change in fair value of warrant liabilities	—	—	—	(41,802)
Change in fair value of earnout interests liability	—	—	—	13,740
Share-based compensation expense	3,880	4,661	7,817	16,237
Adjusted EBITDA	$(18,618)	$(6,610)	$(61,990)	$(21,681)
Adjusted Operating Costs and Expenses:

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
GAAP operating costs and expenses:
Costs of revenue	$104,882	$84,760	$204,740	$164,447
Advertising and promotions	44,742	37,543	111,591	79,759
General administration and other	16,610	11,768	32,150	28,332
Depreciation and amortization	3,290	914	6,027	1,588
Total operating costs and expenses	$169,524	$134,985	$354,508	$274,126

Non-GAAP operating cost and expense adjustments:
Costs of revenue[1]	$(246)	$(298)	$(490)	$(1,213)
Advertising and promotions[1]	(511)	(636)	(1,016)	(2,334)
General administration and other[1]	(3,123)	(3,727)	(6,311)	(12,690)
Depreciation and amortization	—	—	—	—
Total non-GAAP operating cost and expense adjustments	$(3,880)	$(4,661)	$(7,817)	$(16,237)

Adjusted operating costs and expenses:
Costs of revenue	$104,636	$84,462	$204,250	$163,234
Advertising and promotions	44,231	36,907	110,575	77,425
General administration and other	13,487	8,041	25,839	15,642
Depreciation and amortization	3,290	914	6,027	1,588
Total adjusted operating costs and expenses	$165,644	$130,324	$346,691	$257,889

1Non-GAAP Operating Costs and Expense Adjustments for the three-and-six months ended June 30, 2022 and June 30, 2021 include Share-based compensation expense.

Rush Street Interactive, Inc.
Reconciliations of GAAP to Non-GAAP Financial Measures
(Unaudited and in thousands, except share and per share data)
Adjusted Net Loss, Adjusted Weighted Average Common Shares Outstanding and Adjusted Net Loss Per Share:

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Adjusted Net Loss
Net loss attributable to Rush Street Interactive, Inc. – diluted[1]	$(8,332)	$(3,767)	$(23,029)	$(13,353)
Adjustments:
Net loss attributable to non-controlling interests	(20,014)	(10,187)	(57,587)	(10,246)
Change in fair value of warrant liabilities attributable to non-controlling interests	—	—	—	(32,233)
Change in fair value of earnout interests liability	—	—	—	13,740
Share-based compensation expense	3,880	4,661	7,817	16,237
Adjusted Net Loss	$(24,466)	$(9,293)	$(72,799)	$(25,855)

Adjusted Weighted Average Common Shares Outstanding
Weighted average common shares outstanding – diluted[2]	63,976,146	59,163,547	62,889,746	55,452,029
Adjustments:
Conversion of weighted average RSILP Units to Class A Common Shares	156,004,353	160,000,000	157,011,313	160,000,000
Adjusted Weighted Average Common Shares Outstanding	219,980,499	219,163,547	219,901,059	215,452,029

Net loss per common share attributable to Rush Street Interactive, Inc. – diluted:	$(0.13)	$(0.06)	$(0.37)	$(0.24)
Adjusted Net Loss per Share	$(0.11)	$(0.04)	$(0.33)	$(0.12)

1Net loss attributable to Rush Street Interactive, Inc. – diluted for the six months ended June 30, 2021, includes the Net loss attributable to Rush Street Interactive, Inc. adjusted for the dilutive effect of previously outstanding warrants that were redeemed in March 2021 (i.e., the portion of the change in fair value of warrants attributed to Rush Street Interactive Inc.). There was no dilutive effect for the three months ended June 30, 2021 or the three-and-six months ended June 30, 2022.
2Weighted average common shares outstanding – diluted for the six months ended June 30, 2021, includes the basic number of weighted average common shares outstanding, adjusted for the dilutive effect of previously outstanding warrants that were redeemed in March 2021 using the Treasury Stock Method. There was no dilutive effect for the three months ended June 30, 2021 or the three-and-six months ended June 30, 2022.